SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC 20549

                                FORM 8-K

                             CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       April 30, 2001
                                                  ________________________
                       IGENE Biotechnology, Inc.
             ________________________________________________
            (Exact Name of Registrant as Specified in Charter)

          Maryland                0-15888               52-230461
____________________________   _____________  ____________________________
(State of Other Jurisdiction   (Commission          (IRS Employer
     of Incorporation)          File Number)      Identification No.)

       9110 Red Branch Road, Columbia, Maryland         21045
      ____________________________________________________________
      (Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code        410-997-2599
                                                      ____________________

                                   N/A
       ___________________________________________________________
      (Former Name or Former Address, if Changed Since Last Report)


Item 4.   Changes in Registrant's Certifying Accountant

     On April 30, 2001, Igene Biotechnology, Inc., (the "Company") dismissed Berenson & Company, LLP ("Berenson") as its certifying accountant. Berenson performed the audit of the Company's financial statements for the years ended December 31, 2000 and 1999. During these periods and for the period from January 1, 2001 to April 30, 2001, there were no disagreements, whether or not resolved, between the Company and Berenson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Berenson's satisfaction, would have caused Berenson to make reference to the subject matter of the disagreement(s) in connection with its audit reports on the Company's financial statements.
For each of the years ended December 31, 2000 and 1999, Berenson issued audit reports on the Company's financial statements. Neither audit report contained an adverse opinion or disclaimer of opinion, or was modified as to audit scope or accounting principles. However, the audit reports for each of the years ended December 31, 2000 and 1999 were modified as to uncertainty about the Company's ability to continue as a going concern due to the Company's recurring losses and limited capitalization.

     On April 30, 2001, the Company engaged the firm of Stegman & Company ("Stegman") to audit the Company's financial statements for fiscal year 2001 as its certifying accountant. The decision to change accountants and appoint Stegman was recommended by the Audit Committee of the Board of Directors on April 27, 2001.

     There were no consultations between the Company and Stegman regarding the application of accounting principles to any matter, or as to any type of opinion that might be issued on the Company's financial statements.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Financial Statements of Businesses Acquired
               Not applicable.

          (b)  Pro Forma Financial Information
               Not applicable.

          (c)  Exhibits
               (16)  Letter of Berenson & Company, LLP pursuant to
                     Item 304(q)(3) of Regulation SB - Filed herewith.


Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      IGENE Biotechnology, Inc.

                                      ______________________________________
                                      (Registrant)

Date      April 30, 2001          By  /s/ Stephen F. Hiu
      ________________________        ______________________________________
                                          Stephen F. Hiu
                                          President and Treasurer

Exhibit 16 - Letter of Berenson & Company, LLP

                     [Letterhead of Berenson & Company, LLP]

April 30, 2001

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street
Washington, DC  20549

Dear Sirs/Madams:

We have read and agree with the comments in the first paragraph as presented in Item 4 of Form 8-K of IGENE Biotechnology, Inc. dated April 30, 2001 ("Form 8-K"). We have no basis to agree or disagree with the comments in second and third paragraphs in Item 4 of the Form 8-K.

Respectfully,

/s/ Berenson & Company, LLP